UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 16, 2022

Syros Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37813	45-3772460
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

35 CambridgePark Drive, 4th Floor Cambridge, Massachusetts	02140
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 744-1340

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SYRS	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

EXPLANATORY NOTE

On September 16, 2022, Syros Pharmaceuticals, Inc. (the “Company”) filed with the Securities and Exchange Commission a Current Report on Form 8-K (the “Original Form 8-K”) to report, among other things, the completion of its business combination with Tyme Technologies, Inc., a Delaware corporation (“Tyme”), and Tack Acquisition Corp., a Delaware corporation and wholly owned subsidiary of the Company (“Merger Sub”), in accordance with that certain Agreement and Plan of Merger, dated as of July 3, 2022, by and among the Company, Tyme and Merger Sub, providing for the merger of Merger Sub with and into Tyme, with Tyme surviving the merger as a wholly-owned subsidiary of the Company (the “Merger”).

Pursuant to Items 9.01(a)(3) and 9.01(b)(2) of Form 8-K, this Amendment No. 1 to the Original Form 8-K (“Amendment No. 1”) amends and supplements Item 9.01 of the Original Form 8-K to provide the required historical audited financial statements of Tyme and the pro forma financial information that were not filed with the Original Form 8-K.

Except as provided herein, the disclosures contained in this Amendment No. 1 have not been updated to reflect events, results or developments that have occurred since the filing of the Original Form 8-K. This Amendment No. 1 should be read in conjunction with the Original Form 8-K, which provides a more complete description of the Merger.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The audited consolidated financial statements of Tyme and its subsidiaries as of March 31, 2022 and 2021 and the related consolidated statements of comprehensive income (loss), cash flows and changes in stockholders’ equity for each of the years in the two-year period ended March 31, 2022 are attached as Exhibit 99.1 to this Amendment No. 1 and incorporated herein by reference to the Company’s Registration Statement on Form S-4, as amended, filed with the Securities and Exchange Commission (the “SEC”) on July 18, 2022 (the “Registration Statement”).

The unaudited interim consolidated financial statements of Tyme and its subsidiaries as of June 30, 2022 and the related consolidated statements of comprehensive income (loss), cash flows and changes in stockholders’ equity for each of the three months ended June 30, 2022 and 2021 are attached as Exhibit 99.2 to this Amendment No. 1 and incorporated herein by reference to Tyme’s Quarterly Report on Form 10-Q filed with the SEC on August 9, 2022.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined financial statements of the Company and Tyme for the year ended December 31, 2021 and as of and for the six months ended June 30, 2022 are attached as Exhibit 99.3 to this Amendment No. 1 and incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description

23.1*	Consent of Grant Thornton LLP.

99.1	Audited consolidated financial statements of Tyme Technologies, Inc. and its subsidiaries as of March 31, 2022 and 2021 and the related consolidated statements of comprehensive income (loss), cash flows and changes in stockholders’ equity for each of the years in the two-year period ended March 31, 2022 (incorporated by reference to the Company’s Registration Statement on Form S-4, as amended (File No. 333-266184), filed with the Securities and Exchange Commission (the “SEC”) on July 18, 2022 (the “Registration Statement”).

99.2	Unaudited interim consolidated financial statements of Tyme Technologies, Inc. and its subsidiaries as of June 30, 2022 and the related consolidated statements of comprehensive income (loss), cash flows and changes in stockholders’ equity for each of the three months ended June 30, 2022 and 2021 (incorporated by reference to Tyme Technologies, Inc.’s Quarterly Report on Form 10-Q (File No. 001-38169), filed with the SEC on August 9, 2022).

99.3*	Unaudited pro forma condensed combined financial statements of the Company and Tyme Technologies, Inc. for the year ended December 31, 2021 and as of and for the six months ended June 30, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYROS PHARMACEUTICALS, INC.

Date: November 30, 2022	By:	/s/ Nancy Simonian
Nancy Simonian, M.D.
President & Chief Executive Officer